UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Endovasc, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENDOVASC, INC.
550 Club Drive, Suite 440
Montgomery, Texas 77316

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 21, 2006

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Endovasc, Inc. (the “Company”) to be held at Havens Landing, 19785 State Highway 105 West, Montgomery, Texas, on December 21, 2006 at 2:00 p.m., local time, for the following purposes.

1.	To re-elect two Directors to serve for a three-year term and until his or her successor is elected and qualified.
2.	To ratify McConnell & Jones LLP as independent auditors for the fiscal year ending June 30, 2007.
3.	To approve the grant of options to the officers and directors of the Company pursuant to the Company’s 2005 Executive Compensation Plan.
4.	To amend the Certificate of Designation of Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock to permit the redemption thereof by the Company.
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The record date for the Annual Meeting is October 23, 2006. Holders of our Common Stock, $.001 par value per share, and holders of the Company’s Series NDC Stock, $.001 par value per share, of record as of October 23, 2006 are entitled to notice of and to vote at the Annual Meeting. These proxy materials and the form of proxies accompanying them were first sent or given to the Company’s stockholders on November 1, 2006.

If you own both shares of Endovasc, Inc. Common Stock and shares of Endovasc, Inc. Series NDC Stock, there are two proxy cards enclosed with these materials. Please complete and return BOTH cards to insure that all of your shares are voted in accordance with your wishes.

Your vote is important. We ask you to complete, date, sign and return the accompanying proxies whether or not you plan to attend the Annual Meeting. Signature of a proxy will not affect your right to revoke the proxy if you later decide to attend the meeting and vote in person. If you plan to attend the Annual Meeting to vote in person and your shares are registered in the name of your broker, nominee or bank, you must secure a proxy from the broker, nominee or bank assigning voting rights to you for your shares.

BY ORDER OF THE BOARD OF DIRECTORS

Diane Dottavio, Ph.D.
President, Chief Executive Officer and Secretary

ENDOVASC, INC.
550 Club Drive, Suite 440
Montgomery, Texas 77316

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
December 21, 2006, and Adjournments

Approximate date proxy material first sent to stockholders:
November 1, 2006

SOLICITATION BY THE BOARD OF DIRECTORS

The proxies furnished herewith, for use only at the Annual Meeting of Stockholders of Endovasc, Inc. (the “Company”) to be held at Havens Landing, 19785 State Highway 105 West, Montgomery, Texas, at 2:00 p.m., local time, on December 21, 2006, and any and all adjournments thereof, are solicited by the Board of Directors of the Company. We are making this solicitation by mail and in person or by telephone through the Company’s officers, directors and regular employees. We have made arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. In addition to mailing out proxy materials, the officers and other employees of the Company may solicit proxies by telephone or fax without receiving any additional compensation for their services. We have not engaged additional employees or paid solicitors. All expenses incurred in this solicitation of proxies will be paid by the Company.

As of the date of these proxy materials we are aware of the following matters that will be considered at the Annual Meeting:

1.	The re-election of two Directors to serve for a three-year term and until his or her successor is elected and qualified;

2.	The ratification of McConnell & Jones LLP as independent auditors for the fiscal year ending June 30, 2007;

3.	The approval of options granted to the officers and directors of the Company pursuant to the Company’s 2005 Executive Compensation Plan.

4.	The amendment of the Certificate of Designation of Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock to permit the redemption thereof by the Company; and

QUORUM REQUIRED

The Company has two classes of voting stock outstanding: the Common Stock, $.001 par value per share (the “Common Stock”), and the Series NDC Stock, $.001 par value per share (the “Series NDC Stock”). Together, these classes represent all the voting interests entitled to vote at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are also counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominee that receives the greatest number of votes will be elected even though the number of votes received may be less than a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such nominee and a quorum is present.

The ratification of McConnell & Jones LLP as the Company’s independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal and broker non-votes have the same effect as a vote against this proposal.

The approval of options granted to the Company’s officers and directors under the Company’s 2005 Executive Compensation Plan requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal and broker non-votes have the same effect as a vote against this proposal.

The approval of an amendment to the Certificate of Designations, Powers, Preferences, Limitations, and Relative Rights of the Series NDC Stock must be approved by the holders of a majority of the outstanding shares of Series NDC Stock voting separately. The holders of Common Stock are not entitled to vote on this proposal and are not counted for the purpose of determining whether a proxy is present for this proposal. Proxies that abstain from voting and broker non-votes have the same effect as a vote against this proposal.

Other matters that are properly brought before the Annual Meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the Annual Meeting. We are not aware of any other matters that will be brought before the Annual Meeting at the time these Proxy Materials were mailed.

REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the Annual Meeting. All properly executed proxies received by us and not revoked will be voted at the Annual Meeting and any adjournment thereof in accordance with the specifications of the stockholder.  If no instructions are specified on the proxy, shares represented thereby will be voted FOR the election of the nominees described herein, FOR ratification of McConnell & Jones LLP as the Company’s independent public accountants for the current fiscal year, FOR approval of the options granted to our officers and directors under the Company’s 2005 Executive Compensation Plan, and FOR the amendment to the Certificate of Designations, Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock. Proxies also grant discretionary authority to vote on any other matter that may properly come before the Meeting.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on October 23, 2006, the record date for the Annual Meeting, the Company had outstanding 163,361,885 shares of Common Stock and 14,158,593 shares of Series NDC Stock. Each outstanding share of Common Stock and each outstanding share of Series NDC Stock is entitled to one vote with respect to the election of a director to each director position, one vote with respect to the ratification of McConnell & Jones LLP as the Company’s independent public accountants, and one vote with respect to approval of the options granted to the Company’s officers and directors under the Company’s 2005 Executive Compensation Plan. Only the Series NDC Stock is entitled to vote on the amendment to the Certificate of Designations, Powers, Preferences, Limitations, and Relative Rights of the Series NDC Stock. Each share of Series NDC Stock is entitled to one vote on this proposal. Cumulative voting is not permitted under the Company’s Articles of Incorporation.

The following table lists the beneficial ownership of shares of the Company’s Common Stock and Series NDC Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock or Series NDC Stock, (ii) each director and nominee, (iii) each of the Named Executive Officers; and (iv) all directors and executive officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company’s subsidiaries other than director’s qualifying shares. Information with respect to officers, directors and their families is as of October 23, 2006 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company’s principal executive office.

Name of Individual or Group	Common Stock		Percent of Class(1)	Series NDC Stock	Percent of Class(2)	Total Voting Interests		Percent of Class(3)

Estate of Dwight Cantrell	4,553,697	(4)	2.8%	953,174	6.7%	5,506,871	(5)	3.1%

Diane Dottavio, Ph.D. President, Chief Executive Officer, and Secretary, Director	3,736,676	(5)	2.3%	234,786	1.7%	3,971,462	(4)	2.2%

Robert G. Johnson Vice President, Business Development	1,430,452	(6)	*	18,458	*	1,448,910	(6)	*

Donald Leonard Director	10,000		*	-0-	*	10,000		*

ALL CURRENT OFFICERS AND DIRECTORS AS A GROUP	5,177,128	(7)	3.2%	253,244	1.8%	5,455,372	(8)	3.0%

(Footnotes on following page)

(Footnotes from previous table)

* Less than 1%

(1)
Based on 163,361,885 shares of Common Stock outstanding as of October 23, 2006. Any shares represented by options exercisable within 60 days after October 23, 2006 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

(2)	Based on 14,158,593 shares of Series NDC Stock outstanding as of October 23, 2006.

(3)
Based on 177,520,478 voting interests outstanding as of October 23, 2006. Any shares represented by options exercisable within 60 days after October 23, 2005 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

(4)
Includes 211,656 shares owned of record by Mr. Cantrell’s spouse as to which the Estate of Mr. Cantrell disclaims beneficial ownership and 1,010,000 subject to options exercisable within 60 days after October 23, 2006.

(5)	Includes 1,662,033 shares subject to options exercisable within 60 days after October 23, 2006.

(6)	Includes 583,333 shares subject to options exercisable within 60 days after October 23, 2006.

(7)	Includes 2,220,366 shares subject to options exercisable within 60 days after October 23, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each officer and each director of the Company is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company’s Common Stock within a specified time period. Except as set forth in the following table all persons who are or were at any time during the fiscal year ended June 30, 2006 an officer or director or 10% stockholder of the Company timely filed all reports and reported all transactions required to be reported under Section 16(a) of the Securities Exchange Act of 1934. The following information is based on the contents of reports filed by each individual with the Securities and Exchange Commission and the written representations of our present executive officers that no Form 5 is required to be filed by such executive offers.

Name	Transactions Reported Late	Unreported Transactions	Failure to File Required Form

M. Dwight Cantrell	1	-0-	-0-
Barbara Richardson	7	-0-	-0-
Dr. Diane Dottavio	1	-0-	-0-
Donald Leonard	-0-	-0-	-0-
Robert G. Johnson	1	-0-	-0-
Clarice Motter	1	-0-	1

ELECTION OF DIRECTORS

The Board of Directors of the Company consists of two directors and three vacancies, divided into two classes of two directors and one class of one director. One class is elected each year to serve a term of three years. The other directors continue to serve for the remainder of their respective terms. The persons named below have been nominated by the Board of Directors for election at the Annual Meeting to serve as a director until the meeting of the Stockholders held in 2009. The nominees currently serve as a director of the Company, and the Board of Directors believes that each nominee will be willing and able to serve. If such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. We recommend that the nominee listed below be elected by the stockholders. Unless otherwise specified, all properly executed proxies received by us will be voted at the Annual Meeting or any adjournment thereof for the election of the person whose name is listed in the following table as the nominee for director whose term will expire in 2008.

PERSON NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2009

Name and Principal Occupation	Age	Director Since

Dr. Diane Dottavio	59	2003
Dr. Dottavio joined the Company in 2001 as its Vice President of Research and Development and became its Chief Executive Officer in 2004. Dr. Dottavio served as Director of Laboratory Instruction and Research at the University of Houston, from 1997 to 2003. Dr. Dottavio holds a B.S. in Biology, a M.S. in Organic Chemistry from the University of New Mexico, and a Ph.D. in Biochemistry from the University of Texas.

Donald Leonard(1)	46	2004
Mr. Leonard has over 27 years experience in the real estate industry and currently conducts classes for the Champions School of Real Estate. Mr. Leonard is a realtor and an investment broker who operates one of the largest individual real estate firms in the greater Houston area. He has been involved in all areas of the investment and management of commercial and residential properties. He has also created, produces and hosts a weekly real estate radio show.

(1)	Serves as an independent member of the Board of Directors and is not considered an “interested person”.

There are thee vacancies on the Board of Directors, two of which are in the class of directors whose term will expire at the Annual Meeting in 2007 and one of which is in the class of directors whose term will expire at the Annual Meeting in 2008. The remaining members of the Board of Directors may fill any vacancy by a vote of two-thirds of the directors then in office, though less than a quorum. There are no current members of the Board of Directors that will continue to serve after the Annual Meeting. Proxies may not be voted for more than two nominees for the Board of Directors.

Meetings of the Board of Directors

The Board of Directors usually acts by unanimous written consent. It held one meeting during the fiscal year ended June 30, 2006. During that period no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

Committees of the Board of Directors

The Board of Directors consists of two persons, one of which is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. Because of the size of the Board of Directors and the lack of independent members, the Company believes that it is not appropriate to establish a standing Audit Committee, Nominating Committee or Compensation Committee. All of the functions of each committee are performed by the full Board of Directors. None of the current directors meet the requirements to qualify as an Audit Committee Financial Expert and is currently recruiting directors with financial management training and experience.

Nominations to the Board of Directors

We have difficulty in attracting and retaining independent directors because of the risk of acting as a director for a public company, and the lack of compensation for our directors. The Board of Directors has not adopted a formal procedure for the nomination of candidates for the Board of Directors or criteria for election as a director and relies on the judgment of its current directors in determining whether an individual nominee has the training or experience for election to the Board of Directors. The Board of Directors accepts nomination from our stockholders, who may submit the names and relevant experience of nominees directly to the Company at its principal executive offices. All nominees, whether nominated by officers, directors, or stockholders, are interviewed by the entire Board of Directors. All current nominees for election to the Board of Directors were recommended by the Board of Directors.

Communication with the Board of Directors and Attendance at Annual Meeting

Stockholders may communicate directly with any director or with the Board of Directors by letter addressed to the individual director or to the Board of Directors, c/o Corporate Secretary, Endovasc, Inc., 550 Club Drive, Suite 440, Montgomery, Texas 77316. The Secretary of the Company will forward all stockholder communications directly to the members of the Board of Directors or to the individual director to whom it is addressed. We encourage our directors to attend the Annual Meeting of Stockholders. Four directors attended the last Annual Meeting of Stockholders.

Compensation of Directors

Directors receive no salary for their services and receive no fee from the Company for their participation in meetings. All Directors, however, are reimbursed for their reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

EXECUTIVE OFFICERS

The names, ages and positions of all the executive officers of the Company as of October 23, 2006 are listed below. The term of each executive officer will expire at the meeting of directors following this Annual Meeting of Stockholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

Name	Age	Position	Held Current Office Since

Diane Dottavio, Ph.D.	59	President, Chief Executive Officer, and Secretary	2004
Robert G. Johnson	34	Vice President Business Development	2003

Mr. Johnson has been employed in various executive capacities by the Company since February 2003 and was named Vice President Business Development in August 2003. Prior to joining the Company, Mr. Johnson, held several financial management positions with the Alderwoods Group Inc., an operator of funeral homes and cemeteries, from November 1992 to January 2003.

There are no family relationships between any of the executive officers and there is no arrangement pursuant to which any executive officer is elected as an executive officer of the Company.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for each person that served as the Company’s Chief Executive Officer at any time during the year ended June 30, 2006, each director, and the four highest paid executive officers as of June 30, 2006 that received compensation of more than $60,000 during the year ended June 30, 2006.

SUMMARY OF COMPENSATION

	Annual Compensation			Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options/ SARs	Restricted Stock Awards

Dr. Diane Dottavio	2006	$85,569	-0-	1,662,033	$-0-
President, Chief Executive Officer, and Secretary,	2005	82,400	-0-	-0-	81,154
Director	2004	72,399	-0-	-0-	-0-

M. Dwight Cantrell (1)	2006	$74,400	-0-	1,010,000	$-0-
Chief Operations Officer, Director	2005	71,300	-0-	-0-	51,708
	2004	72,199	-0-	-0-	-0-

Robert G. Johnson	2006	$70,081	-0-	583,333	$-0-
Vice President Business Development	2005	67,500	-0-	-0-	31,673
	2004	81,055	-0-	-0-	39,000

Barbara J. RobertsonDirector	2006	-0-	-0-	-0-	-0-
	2005	-0-	-0-	-0-	600

Donald Leonard	2006	-0-	-0-	-0-	-0-
Director	2005	-0-	-0-	-0-	600

(1)	M. Dwight Cantrell passed away on August 27, 2006.

Grants and Exercises of Stock Options and Stock Appreciation Rights

In December 2005, the Company’s Board of Directors adopted, and the Company’s stockholders approved, the Company’s 2005 Executive Compensation Plan (the “2005 Plan”) and options to purchase 3,280,366 shares of Common Stock issued to the Company’s Executive Officers. Under the terms of the 2005 Plan the Company may issue options to purchase up to 15% of the outstanding shares of Common Stock. No options were exercised by any of the Named Executive Officers during the year fiscal year ended June 30, 2006. The following tables include information relating to the options granted to the Named Executive Officers as of June 30, 2006.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Options Term
Name	Number of Securities Underlying Option/SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	5%	10%

Dr. Diane Dottavio	1,662,033	49.2%	$.03	10/15/2015	$31,357	$79,465
M. Dwight Cantrell	1,010,000	29.9%	$.03	10/15/2015	19,055	48,290
Robert G. Johnson	583,333	17.3%	$.03	10/15/2015	11,005	27,890
Barbara J. Robertson	-0-	N/A	N/A	N/A	N/A	N/A
Donald Leonard	-0-	N/A	N/A	N/A	N/A	N/A

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION/SAR VALUES

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End		Value of Unexercised In-The-Money Options/SARs at Fiscal Year End
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Dr. Diane Dottavio	-0-	N/A	1,662,033	-0-	$3,324	-0-
M. Dwight Cantrell	-0-	N/A	1,010,000	-0-	2,020	-0-
Robert G. Johnson	-0-	N/A	583,333	-0-	1,167	-0-
Barbara J. Robertson	-0-	N/A	-0-	-0-	-0-	-0-
Donald Leonard	-0-	N/A	-0-	-0-	-0-	-0-

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of McConnell & Jones LLP as independent public accountants of the Company for the fiscal year ending June 30, 2007. Neither McConnell & Jones LLP, nor any of its associates, has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. Representatives of McConnell & Jones LLP have been invited to attend but we do not know if a representative will be present at the Annual Meeting. Such representative, if one attends, may make a statement if they desire to do so and will be available to respond to appropriate questions. We recommend that the appointment of McConnell & Jones LLP as independent public accountants for the Company for the fiscal year ending June 30, 2007 be ratified by the stockholders. Unless otherwise indicated, all properly executed proxies received by the Company will be voted FOR such ratification at the Annual Meeting or any adjournment thereof. The ratification of McConnell & Jones LLP as the independent public accountants of the Company will not be binding on the Company and the Board of Directors may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Board of Directors to select other independent public accountants in the following year.

Audit Fees

The aggregate fees billed for professional services rendered by our independent accountants for the audit of our financial statements for the fiscal year ended June 30, 2006 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for said fiscal year were $38,000.

The aggregate fees billed for professional services rendered by our independent accountants for the audit of our financial statements for the fiscal year ended June 30, 2005 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for said fiscal year were $48,900.

Audit-related Fees

We were not billed by our independent accountants for audit-related fees except as set forth under “Audit Fees” above during the fiscal years ended June 30, 2006 and June 30, 2005.

Tax Fees

We were not billed by our independent accountants for tax compliance, tax advice or tax planning during the fiscal years ended June 30, 2006 and June 30, 2005.

All Other Fees

No other fees were billed any other professional services rendered by our independent accountants for the fiscal years ended June 30, 2006 and June 30, 2005.

Pre-Approval of Audit and Permissible Non-Audit Services

The Board of Directors meets with our principal independent accountants at least once each year to establish the scope and cost of the annual audit. Our principal independent accountants are not authorized to perform other services without the express prior approval of the Board of Directors and no other fees were incurred during the year ended June 30, 2006.

APPROVAL OF OPTIONS UNDER THE
2005 EXECUTIVE COMPENSATION PLAN

On October 21, 2005 our Board of Directors adopted the 2005 Executive Compensation Plan (the “Plan”). Amendment No. 1 to the Plan was adopted by our Board of Directors on November 14, 2005 and the Plan, as amended, was approved by the stockholders of the Company on December 16, 2005.

The Company is not presently able to compensate its officer and employees with cash because of the lack of available funds from operations. The Plan was adopted to provide a means by which the Company can attract and retain officers and employees and give such officers and employees an interest in the success of the Company.

Under the Plan, the Board of Directors (or a committee designated by the Board of Directors) may grant options to purchase shares of our Common Stock to officers and employees. Directors who are not officers of the Company are not eligible to receive options under the Plan. As of the date of these materials we had three officers and five employees, including our executive officers eligible to receive options under the Plan.

The aggregate number of options that may be outstanding at any time may not exceed 15% of the number of shares of Common Stock outstanding at any time. The Board of Directors (or a committee thereof) has discretionary authority to designate the persons who are to receive options under the Plan, the number of shares of Common Stock subject to such options, and the other terms of such options. All options are required to have an exercise price of at least 100% of the market price on the date of grant and a term of not more than 10 years. Options may be exercised for cash, forgiveness of indebtedness (included indebtedness arising from unpaid wages or salary), delivery of shares of Common Stock having a market value on the date of exercise equal to the exercise price, or reduction in the total shares delivered by the number of shares having a market value on the date of exercise equal to the exercise price. Options are not assignable except by gift to a member of the recipient’s immediate family or a trust in which members of the recipient’s immediate family are the only beneficiaries. All options must be approved by a vote of our stockholders to be effective.

On October 21, 2005 the Company’s Board of Directors awarded the options to purchase an aggregate of 3,380,366 shares of the Company’s Common Stock at $.03 per share. These options were approved by the stockholders of the Company on December 16, 2005. On October 19, 2006, the Company’s Board of Directors awarded the following options, subject to approval by the stockholders. All options are immediately exercisable at $.03 per share, and expire if unexercised on October 21, 2016.

Name and Position	Number of Shares

Dr. Diane Dottavio President, Chief Executive Officer and Secretary	2,981,033

Robert G. Johnson Vice President Business Development	1,663,467

Donald Leonard Director	-0-

All Executive Officers as a Group	4,644,500

All Directors who Are Not Executive Officers as a Group	-0-

All Employees as a Group other than Executive Officers	150,000

We recommend that the stockholders of the Company approve the award of options to the Executive Officers and Employees under the 2005 Executive Compensation Plan Unless otherwise indicated, all properly executed proxies received by the Company will be FOR approval of the 2005 Executive Compensation Plan and the options granted to certain officers.

AMENDMENT OF SERIES NDC STOCK

On June 27, 2003 we created a series of Common Stock, $.001 par value per share, by adopting the Designation of Powers, Preferences, Limitations and Relative Rights of Series NDC Stock (the “Series NDC Stock”). Shares of the Series NDC Stock were issued as a dividend on July 31, 2003 to our stockholders of record as of July 15, 2003. There are presently outstanding 14,158,593 shares of our Series NDC Stock.

The Series NDC Stock is a “tracking stock” whose value is based on the portion of our business that consists of the non-pharmaceutical and nutritional applications of our patents, licenses, products, and services, including the operation of Nutraceutical Development Corporation, a wholly owned subsidiary (the “Nutraceutical Operations”).

The Series NDC Stock votes with our other Common Stock on all matters except where separate voting is required by the laws of the State of Nevada. It is entitled to receive cash dividends only if declared by the Board of Directors and then out of the retained earnings (net of retained losses) arising from Nutraceutical Operations. In the event of liquidation of the Company, the Series NDC Stock is entitled to receive distributions, to the extent assets available for distribution exceed liabilities of the Company, in the same percentage that net retained earnings from Nutraceutical Operations bears to net retained earnings from all operations.

The Series NDC Stock is not convertible to Common Stock except in the case of a merger or consolidation with another company, the acquisition by a person of more than 50% of the outstanding voting interests of the Company, or the sale of substantially all of the Company’s assets. In such cases, the Series NDC Stock is converted to shares of Common Stock in the ratio that the amount is based on the ratio of the net retained earnings from Nutraceutical Operations bears to net retained earnings from all operations.

Substantial confusion relating to the Series NDC Stock exists among stockholders. The provisions relating to the liquidation and conversion of the Series NDC Stock could substantially undervalue such shares in the transactions if Nutraceutical Operations represent a significant portion of the value of the Company. In addition, the Designation of Powers, Preferences, Limitations, and Relative Rights were adopted before we elected to become a Business Development Company and are not consistent with accounting concepts applicable to Business Development Companies.

On October 20, 2006, the Board of Directors adopted an amendment to the Designation of Powers, Preferences, Limitations, and Relative Rights that would permit us to redeem the Series NDC Stock for the number of shares of Common Stock based on the relative market values of the Common Stock and the Series NDC Stock. A complete copy of the proposed amendment is attached as Exhibit A to these materials. Holders of the Series NDC Stock must approve the amendment adopted by the Board of Directors before it will become effective. Only holders of the Series NDC Stock are entitled to vote on this proposal.

We recommend that the stockholders of the Company approve the amendment to the Designation of Powers, Preferences, Limitations and Relative Rights of the Series NDC Stock. Unless otherwise indicated, all properly executed proxies received by the Company will be voted FOR approval of the proposed amendment.

FORM 10-K FOR YEAR ENDED JUNE 30, 2006

The Company will provide without charge to any stockholder entitled to vote at the Annual Meeting a copy of its most recent Annual Report on Form 10-K upon receipt of a request therefor. Such requests should be directed to:

550 Club Drive, Suite 440
Montgomery, Texas 77316
(936) 582-5920

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Stockholders may submit proposals for the 2007 Annual Meeting by sending such proposals to the attention of the Corporate Secretary at the Company’s principal executive offices. In order to be considered for inclusion in the proxy statement for the 2007 Annual Meeting, such proposals should be received by the Company on or before July 4, 2007. Any matter to be proposed by a stockholder without inclusion in the proxy statement must be submitted to the Secretary of the Company at least 30 days and not more than 60 days prior to the meeting to be properly before the meeting; provided however, that if the Company provides less than 40 days’ notice of any such meeting, a stockholder’s proposal may be submitted to the Secretary of the Company within 10 days after notice of such meeting is mailed to the stockholders.

INCORPORATION OF MATERIAL BY REFERENCE

The following material is incorporated by reference to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 12, 2006:

Item 6.	Selected Financial Data
Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 7A.	Quantitative and Qualitative Disclosures About Market Risk
Item 8.	Financial Statements and Supplemental Data

EXHIBIT A
Amendment to
Designation of Powers, Preferences, Limitations, and Relative Rights
For the
Series NDC Stock

The Designation of Powers, Preferences, Limitations, and Relative Rights for the Series NDC Stock is amended by adding the following provisions to the end thereof:

11.   Conversion. The Corporation may, at its option and at any time, convert all, but not less than all, of the outstanding shares of Series NDC Stock into shares of Common Stock having a value on the date of such conversion equal to the value of the Series NDC Stock on such date, as follows:

(a)    The Corporation shall effect such conversion by adoption of a resolution by the Board of Directors of the Corporation which resolutions shall be dated as of the date of adoption (the “Adoption Date”) and shall set forth the date of the conversion (the “Conversion Date”), which shall be not less than 30 days after the Adoption Date. The shares of Series NDC Stock and the Common Stock shall be valued on the Conversion Date at the average of (i) if the Series NDC Stock is listed on any national securities exchange or automated quotation system, the average of the last reported transaction, regular way, on each of the five (5) Trading Days immediately preceding the Adoption Date as reported by the principal national securities exchange or automated quotation system on which the Series NDC Stock is listed (based on the aggregate dollar value of all securities listed or admitted to trading), (ii) if the Series NDC Stock is not listed on any national securities exchange or automated quotation system but is traded on the Over-the-Counter Bulletin Board, the average of the highest closing bid prices on the five (5) Trading Days immediately preceding the Adoption Date as reported by the National Association of Securities Dealers, Inc., (iii) if the Series NDC Stock is not listed on any national securities exchange or automated quotation system or traded on the Over-the-Counter Bulletin Board, the average of the highest closing bid prices on the five (5) Trading Days immediately preceding the Adoption Date as reported by the Pink Sheets LLC or any other reporting service selected by the Board of Directors, or (iv) if the Series NDC Stock is not listed on a national securities exchange or automated quotation system and bid and ask prices are not regularly reported by any established reporting services, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. “Trading day” shall mean a day on which the market on which the market used to determine the closing price is open for the transaction of business or the reporting of trades or, if the closing price is not so determined, a day on which the New York Stock Exchange is open for the transaction of business.

(b)    In the event of any conversion by the Corporation, written notice shall be mailed, certified mail, return receipt requested, to each holder of record of the Series NDC Stock as of the close of business on the Adoption Date, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice (or if no such address appears or is given at the place where the principal executive office of the Corporation is located), notifying such holder of the conversion to be effected, specifying the Conversion Date and the number of shares of Common Stock that will be issued for each share of Series NDC Stock (the “Conversion Notice”). Except as provided in Section (c) and except as prohibited by Nevada Law, on or after the Conversion Date, each holder of Series NDC Stock shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Conversion Notice.

(c)    From and after the Adoption Date, all rights of the holders of the Series NDC Stock (except the right to receive shares of Common Stock upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. As of the Conversion Date the shares of Series NDC Stock shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no nights with respect thereto except the rights to receive from the Corporation shares of Common Stock upon surrender of their certificates therefor.

(d)    The Corporation shall not be required to issue or deliver fractional shares of any capital stock or of any other securities to any holder of Series NDC Stock upon any exchange or other distribution pursuant to this Section. If more than one share of Series NDC Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that shall be issuable or any other securities or property that shall be distributable to such holder upon any exchange or other distribution (including any fractional shares). If there are fractional shares of any capital stock or of any other securities remaining to be issued or distributed to the holders of Series NDC Stock, the Corporation shall, if such fractional shares are not issued or distributed to the holder, pay cash in respect of such fractional shares in an amount equal to the fair value thereof on the fifth Trading Day prior to the date such payment is to be made (without interest).

(e)    No adjustments in respect of dividends shall be made upon the exchange of any shares of Series NDC Stock; provided, however, that if the Conversion Date with respect to any shares of Series NDC Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of such Series NDC Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, in each case without interest, notwithstanding the subsequent exchange of such shares.

ADDENDUM

COMMON STOCK, $.001 PAR

ENDOVASC, INC.
550 Club Drive, Suite 440
Montgomery, Texas 77316

ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 21, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, hereby appoints Robert G. Johnson as attorney in fact and proxy with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 19785 Highway 105 W., Montgomery, TX on December 21, 2006 at 2:00 p.m. local time and at any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the above appointed Proxy has discretionary authority with respect to the election of directors, Proposal 2, Proposal 3, and any other matter that may properly come before the Annual Meeting.

Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting and Proxy Statement is hereby acknowledged.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Please date and sign proxy on reverse side and return in enclosed envelope)

The Board of Directors recommends a vote “FOR” the Nominee listed below, “FOR” Proposal 2, and “FOR” Proposal 3.

1.	Re-Election of Dr. Diane Dottavio and Donald Leonard as Directors

FOR ALL	☐
WITHHOLD AUTHORITY FOR ALL	☐
FOR THE FOLLOWING ONLY	☐

(write the names of each director for whom you authorize the proxy to vote your shares)

2.	Ratification of McConnell & Jones LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2006.
FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of options granted to Officers and Employees under the 2005 Executive Compensation Plan.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

If you have any comments, please check this box and write them on the back where indicated. ☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SERIES NDC STOCK, $.001 PAR

ENDOVASC, INC.
550 Club Drive, Suite 440
Montgomery, Texas 77316

ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 21, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, hereby appoints Robert G. Johnson as attorney in fact and proxy with full power of substitution to vote, as designated on the reverse side, all shares of Series NDC Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 19785 Highway 105 W., Montgomery, TX on December 21, 2006 at 2:00 p.m. local time and at any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the above appointed Proxy has discretionary authority with respect to the election of directors, Proposal 2, Proposal 3, Proposal 5, and any other matter that may properly come before the Annual Meeting.

Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting and Proxy Statement is hereby acknowledged.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Please date and sign proxy on reverse side and return in enclosed envelope)

The Board of Directors recommends a vote “FOR” the Nominee listed below, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4.

1.	Re-Election of Dr. Diane Dottavio and Donald Leonard as Directors

FOR ALL	☐
WITHHOLD AUTHORITY FOR ALL	☐
FOR THE FOLLOWING ONLY	☐

(write the names of each director for whom you authorize the proxy to vote your shares)

3.	Ratification of McConnell & Jones LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2006.
FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of options granted to Officers and Employees under the 2005 Executive Compensation Plan.
FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of the Amendment to the Certificate of Designations for the Series NDC Stock.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

If you have comments, please check this box and write them on the back where indicated. ☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date